THE WEITZ FUNDS

Nebraska Tax-Free Income Fund

(the “Fund”)

Supplement dated October 2, 2021 to the Fund’s Prospectus dated July 31, 2021

Effective October 2, 2021, the Fund is re-classified as a “diversified” investment company for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) and will continue to operate as a diversified investment company as it has done since October 2, 2018. As a diversified investment company, the Fund is required to meet certain diversification requirements under the 1940 Act with respect to its portfolio investments. As a result, the following disclosure changes are being made to the Fund’s Prospectus:

The “Non-Diversified Risk” paragraph under Nebraska Tax-Free Income Fund-Summary Section-Principal Investment Risks on page 21 of the Fund’s Prospectus is deleted in its entirety.

“Non-Diversified Risk” is deleted from the “Risk” table under Additional Information About Investment Strategies and Related Risks-Risks of Investing in the Funds on page 53 of the Fund’s Prospectus.

The “Non-Diversified Risk” paragraph under Additional Information About Investment Strategies and Related Risks-Risks of Investing in the Funds on page 55 of the Fund’s Prospectus is deleted in its entirety.

The “Concentration Risk” paragraph under Additional Information About Investment Strategies and Related Risks-Risks of Investing in the Funds on page 55 of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

•	Concentration Risk: The risk that a Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. Some of The Weitz Funds may invest a high percentage of assets in their largest holdings, as compared to what is typical for other mutual funds. This may increase volatility. These Funds will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

THE WEITZ FUNDS

Nebraska Tax-Free Income Fund

(the “Fund”)

Supplement dated October 2, 2021 to the Fund’s Statement of Additional Information (“SAI”)

dated July 31, 2021

Effective October 2, 2021, the Fund is re-classified as a “diversified” investment company for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) and will continue to operate as a diversified investment company as it has done since October 2, 2018. As a diversified investment company, the Fund is required to meet certain diversification requirements under the 1940 Act with respect to its portfolio investments. As a result, the following disclosure changes are being made to the Fund’s SAI:

The “Classification” sub-section under the INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-NEBRASKA TAX-FREE INCOME FUND section on page 22 of the Fund’s SAI is deleted in its entirety and replaced with the following:

Classification

The Nebraska Fund is a diversified, open-end investment management company as defined in the 1940 Act.

The second to last sentence in the second to last paragraph under TAXATION-Tax Status of the Funds on page 60 of the SAI is deleted in its entirety and replaced with the following:

Each of the Funds is diversified under the Code, and each of the Funds is diversified under the 1940 Act.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.